Exhibit 10.15

SCHEDULE OF OMITTED INSTRUMENTS OF AUTHORIZATION FOR THE USE OF RADIO FREQUENCY BLOCKS FOR 3G SERVICES

As these licenses are identical in every case except for their reference number, the Region, sector and frequency band covered by them, their fees and the statement of authorization for personal mobile services under which they are granted, we have, for ease of reference, filed only the relevant standard instrument of authorization approved by ANATEL and provided this schedule to indicate the authorizations that we have omitted from filing as exhibits to this Registration Statement on Form F-1.

1.	Instrument of Authorization for the Use of Radio Frequency Blocks for 3G Services between ANATEL and 14 Brasil Telecom Celular S.A., No 25/2008, dated April 29, 2008.

2.	Instrument of Authorization for the Use of Radio Frequency Blocks for 3G Services between ANATEL and 14 Brasil Telecom Celular S.A., No 26/2008, dated May 6, 2008.

3.	Instrument of Authorization for the Use of Radio Frequency Blocks for 3G Services between ANATEL and 14 Brasil Telecom Celular S.A., No 24/2011, dated May 30, 2011.

4.	Instrument of Authorization for the Use of Radio Frequency Blocks for 3G Services between ANATEL and 14 Brasil Telecom Celular S.A., No 64/2013, dated June 17, 2013.

5.	Instrument of Authorization for the Use of Radio Frequency Blocks for 3G Services between ANATEL and TNL PCS S.A., No 22/2008, dated April 29, 2008.

6.	Instrument of Authorization for the Use of Radio Frequency Blocks for 3G Services between ANATEL and TNL PCS S.A., No 23/2008, dated April 29, 2008.